UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36441	46-4702118
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

101 JFK Parkway,	Short Hills,	New Jersey	07078
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:  (973) 924-5100

Not Applicable
_________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ISBC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On November 6, 2019, Investors Bancorp, Inc. (“Investors Bancorp”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement-prospectus with respect to the special meeting of shareholders of Gold Coast Bancorp, Inc. (“GCB”), scheduled to be held on December 12, 2019. GCB shareholders will be asked at the special meeting to vote on a proposal to approve the Agreement and Plan of Merger dated as of July 24, 2019 between Investors Bancorp and GCB (the “merger agreement”). Pursuant to the merger agreement, GCB will merge with and into Investors Bancorp (the “merger”), with Investors Bancorp as the surviving corporation at the effective time of the merger.

On November 8, 2019, a complaint (the “Complaint”) was filed against GCB and Investors Bancorp and each of the members of the Board of Directors of GCB in the Supreme Court of the State of New York, Suffolk County. The Complaint, captioned Parshall v. Gold Coast Bancorp, Inc., et al., Index No. 622317/2019, seeks to enjoin the defendants from proceeding with the merger.

Investors Bancorp and GCB believe that all allegations in the Complaint are without merit, and further believe that no supplemental disclosure is required under applicable laws; however, Investors Bancorp and GCB wish to make certain supplemental disclosures related to the merger solely for the purpose of mooting the allegations contained in the Complaint and avoiding the expense and burden of litigation. Nothing in the supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the supplemental disclosures.

Important information concerning the merger is set forth in the proxy statement-prospectus. The proxy statement-prospectus is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K.

SUPPLEMENT TO PROXY STATEMENT-PROSPECTUS

Investors Bancorp and GCB have agreed to make the following amended and supplemental disclosures to the proxy statement-prospectus. This supplemental information should be read in conjunction with the proxy statement-prospectus, which should be read in its entirety. Certain terms used but not defined herein have the meanings set forth in the proxy statement-prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, Investors Bancorp and GCB make the following amended and supplemental disclosures:

Background of the Merger

The non-disclosure agreement executed by the financial institutions contacted by Keefe Bruyette & Woods, Inc. (“KBW”) did not contain “standstill” and/or “don’t ask, don’t waive” provisions.

Investors Bancorp’s initial indication letter, dated May 29, 2019, did not offer to add any members of the GCB board to the Investors Bancorp board, but did offer to establish an advisory board and offer membership on such advisory board to each member of the GCB board and certain members of senior management. This offer remained through the negotiations and was not revised. Continued employment by executives of GCB was never made a part of the negotiations of the merger agreement.

Opinion of Boenning & Scattergood, Inc.

Present Value Analysis

In the present value analysis of GCB performed by Boenning & Scattergood, Inc. (“Boenning”) in connection with its opinion, the following estimates of earnings per share that GCB could generate over the period from 2019 through 2023 as a stand-alone company were derived from the estimated earnings forecast, which was used and relied upon by Boenning at the direction of GCB management and with the consent of GCB:

	2019	2020	2021	2022	2023
Estimated Earnings Per Share	$0.76	$0.89	$0.98	$1.08	$1.18

The foregoing estimated earnings as described above, were calculated solely for purposes of the present value analysis in connection with Boenning’s opinion, and none of Investors Bancorp, GCB or Boenning assumes any responsibility for any use of such estimates, or reliance on such estimates, for any other purpose.

Pro Forma Financial Impact Analysis

In connection with its pro forma financial impact analysis, Boenning assumed total cost savings of approximately $4.0 million and transaction related expenses of approximately $4.0 million. The analysis showed that the merger could be 1.3% accretive to Investors Bancorp’s 2020 earnings per share and approximately 1.9% accretive to Investors Bancorp’s 2021 earnings per share, and that the merger would be approximately 0.7% dilutive to Investors Bancorp’s tangible book value per share.

No Offer or Solicitation

On July 24, 2019, Investors Bancorp and GCB entered into the merger agreement providing for the merger of GCB with and into Investors Bancorp. The material terms of the merger agreement and the merger were disclosed in a Current Report on Form 8-K filed by Investors Bancorp with the SEC on July 30, 2019.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the merger, Investors Bancorp filed a registration statement on Form S-4 with the SEC. The registration statement, as amended, was declared effective by the SEC on November 6, 2019. Investors Bancorp may file other documents with the SEC regarding the merger. A definitive proxy statement-prospectus was first mailed to GCB shareholders on or about November 12, 2019. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement, including the proxy statement-prospectus, and other documents containing information about Investors Bancorp at the SEC’s website at www.sec.gov. Copies of these documents are also available at Investors Bancorp’s website, www.investorsbank.com, under the Investor Relations tab and under the subheading SEC Filings, and may also be obtained from Investors Bancorp by directing a request to the Investors Bancorp Investor Relations department, telephone 973-924-5100.

Certain Information Regarding Participants

This communication is not a solicitation of a proxy from any security holder of GCB. However, Investors Bancorp, GCB, their respective directors and executive officers, and other persons, may be deemed to be participants in the solicitation of proxies from GCB shareholders in respect of the merger. Information regarding the directors and executive officers of Investors Bancorp may be found in its definitive proxy statement relating to its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2019 and can be obtained free of charge from the SEC’s website at www.sec.gov. A copy of this document is also available at Investors Bancorp’s website, www.investorsbank.com, under the Investor Relations tab and under the subheading SEC Filings, and may also be obtained from Investors Bancorp by directing a request to the Investors Bancorp Investor Relations department, telephone 973-924-5100. Information regarding the directors and executive officers of GCB may be found in its proxy statement relating to its 2019 Annual Meeting of Shareholders, which can be obtained free of charge from the Corporate Secretary, Gold Coast Bancorp, Inc., 2929 Expressway Drive, Islandia, New York 11749, telephone (631) 233-8600. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement-prospectus and other relevant materials filed with the SEC.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the proposed merger. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain GCB shareholder approval for the merger or to satisfy other conditions to the merger on the proposed terms and within the proposed timeframe including, without limitation, delays in closing the merger; the inability to realize expected cost savings and synergies from the merger in amounts or in the timeframe anticipated; changes in the estimates of non-recurring charges; the diversion of management’s time on issues relating to the merger; costs or difficulties relating to GCB integration matters might be greater than expected; changes in the stock price of Investors Bancorp from the date of the merger announcement to the closing date; material adverse changes in Investors Bancorp’s or GCB’s operations or earnings; the inability to retain customers and qualified employees of GCB; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; and weakness or a decline in the U.S. economy, in particular in New Jersey and the New York Metropolitan area, as well as an unexpected decline in commercial real estate values within our market areas, as well as the risk factors set forth in Investors Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2018. Investors Bancorp assumes no obligation for updating any such forward-looking statement at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: December 2, 2019	By:	/s/ Brian Doran
Brian Doran
Executive Vice President and General Counsel